SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): April 16, 2003

INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

21 S. E. Third Street
P. O. Box 868
Evansville, Indiana 47705-0868
(Address of principal executive offices) (Zip Code)

          Registrant’s telephone number, including area code: (812) 464-9677

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
INDEX TO EXHIBITS
Earnings Release
Slides for Presentation

ITEM 9. REGULATION FD DISCLOSURE

Results of Operations and Financial Condition

     On April 16, 2003, Integra Bank Corporation (the “Corporation”) reported its results of operations for the quarter ended March 31, 2003. The Corporation’s earnings release for the quarter is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to Item 9 and Item 12 of Form 8-K.

Other Information

     On April 16, 2003, the Corporation’s executive officers intend to present financial and other information to the Corporation’s shareholders at the 2003 annual meeting of shareholders. The slides for the presentation are attached as Exhibit 99(b) and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to Item 9 of Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 16, 2003

INTEGRA BANK CORPORATION

By: /s/ Charles A. Caswell Charles A. Caswell Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99(a)	Earnings Release — Quarter Ended March 31, 2003.
99(b)	Slides for Presentation at Annual Meeting of Shareholders, April 16, 2003.

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